                                                                    EXHIBIT 10-O
                        CRAIG CONSUMER ELECTRONICS, INC.

                         (f/k/a BEREL INDUSTRIES, INC.)

                           SUBORDINATED NOTE (BONUS)
- --------------------------------------------------------------------------------

$201,163                                                          May ____, 1996

        FOR VALUE RECEIVED in connection with and in exchange for the right to an unpaid 1994 bonus owed by Berel Industries, Inc., Craig Consumer Electronics, Inc. (formerly known as Berel Industries, Inc.), a Delaware corporation ("Maker"), promises to pay to Executive Marketing, Inc. Employees Pension Plan, an entity ("Payee"), in lawful money of the United States of America, the principal sum of Two Hundred One Thousand One Hundred Sixty-Three Dollars ($201,163) together with all interest as hereinafter set forth.

        1. INTEREST RATE: Interest shall accrue on the unpaid principal balance of this Note, outstanding from time to time, from the date hereof until paid at a rate of ten percent (10%) per annum computed on a daily basis on the basis of a 360-day year, from the date such amounts are due until paid.

        2.  PAYMENTS:

            (a) Amount: The principal amount of this Note shall be payable over four (4) years commencing on the date hereof. Interest payments, of the then accrued interest, shall be due and payable semi-annually, commencing November 1, 1996 and continuing every six months thereafter until this Note is paid in full. Principal repayments shall commence May 1, 1997 and shall be due and payable in eight (8) equal semi-annual installments of principal of Twenty-Five Thousand One Hundred Forty-Five Dollars and Thirty-Seven Cents ($25,145.37), together with the payment of all then accrued and unpaid interest, and continuing semi-annually thereafter until paid in full.

            (b) Method of Payment: The payment shall be made at such place as Payee shall designate in writing. If any payment of principal or interest on this Note becomes due and payable on a Saturday, Sunday or other day on which commercial banks in California are authorized or required by law to close, the due date shall be extended to the next succeeding business day, and interest thereon shall accrue at the rate of ten percent (10%) per annum.

        3. SUBORDINATED PAYMENTS: To the extent any payment of interest or principal is not made when due by reason of some event of default existing in any Senior Indebtedness (as defined below) or would create a violation of any financial covenant or other breach or default under any Senior Indebtedness, such payment shall be deferred until permitted hereunder. Deferred payments of principal shall continue to earn interest at the rate of ten percent (10%) per annum. However, accrued interest, if deferred by reason of such event, shall not earn any additional interest. In all events, this Note shall be fully due and payable on the due date ten (10) years from the date hereof.

        4.      SUBORDINATION:

                (a) Both Maker and Payee agree that the payment of the principal of and interest on this Note is subordinated, to the extent and in the manner provided in this Section 4, to the prior payment in full, in cash, of all Senior Indebtedness.

        "Senior Indebtedness" is any present or future Indebtedness (as defined below) of Maker created, incurred, assumed or guaranteed by Maker (and all renewals, extensions or refundings thereof) unless the instrument under which such Indebtedness is created, incurred, assumed or guaranteed expressly provides that such Indebtedness is not senior or superior in right of payment to this Note. Notwithstanding anything to the contrary in the foregoing, Senior Indebtedness shall not include (i) any Indebtedness of Maker to any of its subsidiaries, or (ii) any Indebtedness hereafter incurred that is subordinate or junior in right of payment to any Senior Indebtedness. Indebtedness is any indebtedness, contingent or otherwise, in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of Maker or only to a portion thereof), including principal and interest (including all interest accruing, and all interest which, but for the application of the Federal Bankruptcy Code, would have accrued, after the commencement of any such bankruptcy or insolvency proceeding), or evidenced by bonds, notes, debentures or similar instruments or letters of credit, or representing the balance deferred and unpaid of the purchase price of any property or interest therein; except any such balance that constitutes a trade payable, if and to the extent such indebtedness would appear as a liability upon a balance sheet of Maker prepared on a consolidated basis in accordance with generally accepted accounting principles. Notwithstanding the foregoing, the Maker is simultaneously delivering four other "Subordinated Notes" to its principal stockholders (the total principal amount of the "Subordinated Notes," including this Note, is $981,961). In addition, the Maker is simultaneously delivering four "PSP Promissory Notes" (the total principal amount of the "PSP Promissory Notes" is $312,400). These obligations shall not be Senior Indebtedness and shall have equal priority to this Note.

        "Designated Senior Indebtedness" is Senior Indebtedness held by BTCC group and any refinancing, replacement, or other renegotiations thereof.

        This Section 4 shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders and/or each of them may enforce such provisions.

        (b)     (i)     Upon the maturity of the principal of any Senior
Indebtedness or the due date for any principal or interest payment, by lapse of time, acceleration, or otherwise, all principal thereof and interest thereon shall first be paid in full, in cash, before any payment is made on account of the principal of or interest on this Note or to acquire this Note.

                (ii) Upon the happening of an event of default (or if any event of default would result upon any payment with respect to this Note) with respect to any Senior Indebtedness, as such event of default is defined therein or in the instrument under which it is outstanding, permitting the holders to accelerate the maturity thereof, or, with respect to Designated Senior Indebtedness, permitting the holder to cease making loan advances, and, if the default is other than default in payment of the principal of or interest on such Senior Indebtedness, upon written notice thereof given to Maker by the holders of such Senior Indebtedness or their representative or representatives, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, no payment shall be made by Maker with respect to the principal of or interest on this Note or to acquire this Note, and payments hereunder shall be deferred in the manner provided in Section 3 hereof.

                (iii) In the event that, notwithstanding the provisions of this Section 4(b), Maker shall make any payment to Payee on account of the Principal of or interest on this Note, after the happening of a default in payment of the principal of Senior Indebtedness or an event of default in respect of the payment of interest on Senior Indebtedness, then, unless and until such default or event of default shall have been cured or waived or shall have ceased to exist, such payment (subject to the provisions of Section 4(f) and (g)) shall be held by Payee, in trust for benefit of, and shall be paid over and delivered to, the holders of the Designated Senior Indebtedness (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness held by them) or their representative or representatives or the trustee under the indenture or other agreement (if any) pursuant to which the Designated Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution or provision therefore to the holders of the Designated Senior Indebtedness. After payment in full, in cash, of the Designated Senior Indebtedness any remaining funds held in trust by the Payee, shall be paid over and delivered to, the holders of the Senior Indebtedness (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness held by them) or their representative or representatives or the trustee under the indenture or other agreement (if any) pursuant to which the Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution or provision therefor to the holders of the Senior Indebtedness. Maker shall give prompt written notice to Payee of any default under any Senior Indebtedness or under any agreement pursuant to which Senior Indebtedness may have been issued.

        (c) Upon any distribution of assets of Maker upon any dissolution, winding up, liquidation or reorganization of Maker (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of Maker:

                (i) the holders of all Senior Indebtedness shall first be entitled to receive payment in full in cash of the principal and interest due thereon, including interest accruing after the commencement of any insolvency or bankruptcy proceeding, before Payee is entitled to receive any payment on account of the principal of or interest on this Note;

                (ii) any payment or distribution of assets of Maker of any kind or character, whether in cash, property or securities, to which Payee would be entitled except for the provisions of this Section 4, shall be paid directly to the holders of Senior Indebtedness of Maker or its representative or representatives, or to the trustee under any indenture under which Senior Indebtedness may have been issued, to the extent necessary to make payment in full to all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefore to the holders of such Senior Indebtedness; and

                (iii) in the event that, notwithstanding the foregoing provisions of this Section 4(c), any payment or distribution of assets of Maker of any kind or character, whether in cash, property or securities, shall be received by

Payee on account of principal of or interest on this Note before all Senior Indebtedness is paid in full, in cash, such payment or distribution (subject to the provisions of Section 4(f)) shall be received and held in trust for and shall be paid over to the holders of the Senior Indebtedness remaining unpaid or unprovided for or their representative or representatives, or to the trustee under any indenture under which Senior Indebtedness may have been issued, for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefore to the holders of such Senior Indebtedness; provided, however, that Payee shall not be required to make any such payment unless and until it receives an officers' certificate (on which Payee may conclusively rely) identifying all holders of Senior Indebtedness and the principal amount of an interest on (calculated as of the date of such officers' certificate and as of any anticipated payment date) Senior Indebtedness then outstanding held by each and stating the reasons why such officers' certificate is being delivered to Payee.

        Maker shall give prompt written notice to Payee of any dissolution, winding up, liquidation or reorganization of Maker.

        In the event of any dissolution, winding up, liquidation or reorganization of Maker, any holder of Designated Senior Indebtedness is hereby irrevocably authorized to prove any and all claims in such proceedings on the Indebtedness hereunder if Payee shall fail to file a proof of claim within ten
(10) days following written demand by any holder of the Designated Senior Indebtedness, to vote any and all such claims in such proceedings on the subordinated Indebtedness and to accept and receive any payment or distribution, to do any and all things and execute all instruments necessary to effectuate the foregoing.

        Upon any distribution of assets of Maker referred to in this Section 4, Payee shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceeding is pending, or a certificate of the liquidating trustee or agent or other person making any distribution to Payee, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of Maker, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 4.

        (d) Subject to the payment in full, in cash, of all Senior Indebtedness, Payee shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of Maker applicable to the Senior Indebtedness until all amounts owing on this Note shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Indebtedness by or on behalf of Maker or by or on behalf of Payee by virtue of this Section 4 which otherwise would have been made to Payee shall, as between Maker and Payee, be deemed to be payment by Maker to or on account of the Senior Indebtedness, it being understood that the provisions of this Section 4 are and are intended solely for the purpose of defining the relative rights of Payee, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

        (e) Other than expressed in this Section 4, nothing contained in this Section 4 or elsewhere in this Note is intended to or shall impair, as between Maker and Payee, the obligation of Maker, which is absolute and unconditional, to pay to Payee the principal of and interest on this Note as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights of Payee and creditors of Maker other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent Payee from exercising all remedies otherwise permitted by applicable law upon an event of default under this Note, subject to the rights, if any, under this Section 4 of the holders of Senior Indebtedness in respect to cash, property or securities of Maker received upon the exercise of any such remedy.

        (f) Payee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by Payee, unless and until Payee shall have received written notice delivered to such Payee from Maker or from one or more holders of Senior Indebtedness or from any trustee therefore, and, prior to the receipt of any such written notice, Payee shall be entitled to assume conclusively that no such facts exist. Payee shall be entitled to rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that Payee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Section 4, Payee may request such person to furnish evidence to the reasonable satisfaction of Payee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Section 4, and if such evidence is not furnished, Payee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

        (g) No right of any present or future holders of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of Maker or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by Maker with the terms of this Note, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

        (h) The failure to make a payment on account of principal or interest by reason of any provision in this Section 4 shall not be construed as a default on this Note.

        5. PREPAYMENTS: Upon the prior written consent of the holders of the Designated Senior Indebtedness (which consent may be withheld for any reason), Maker may prepay part of or the entire unpaid principal balance then outstanding together with accrued unpaid interest thereon at any time without any prepayment penalty.

        6. GOVERNING LAW: This Note shall be in all respects governed by and construed in accordance with the laws of the State of California. Jurisdiction and venue in any action arising hereunder shall be in a court of competent subject matter jurisdiction in Los Angeles County, California.

        7. NO RECOURSE AGAINST OTHERS: A director, officer, employee or stockholder, as such, of Maker, shall not have any liability for any obligations of Maker under this Note or for any claim based on, in respect of, or by reason of such obligations or their creation. Maker, by accepting this Note, waives and releases all such liability. The waiver and release are part of the consideration for the issue of this Note.

                                Craig Consumer Electronics,
                                Inc., a Delaware corporation
                                ("Maker")


                                By:
                                   --------------------------------

                                Its:
                                    -------------------------------

                                        Address for Notice:

                                        13845 Artesia Blvd.
                                        Cerritos, CA 90703

                                -----------------------------------
                                Richard I. Berger as Trustee for
                                Executive Marketing, Inc.
                                Employees Pension Plan ("Payee")